Exhibit 99.1
Investor Presentation Financial Information December 31, 2009

Forward Looking Information Certain statements contained in this presentation and the accompanying slides may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period or by the use of forward-looking terminology, such as “anticipate,” “believe,” “estimate,” “expect,” “foresee,” “may,” “might,” “will,” “intend,” “could,” “would” or “plan,” or future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, statements about growth opportunities and market expansion. We caution you not to place undue reliance on the forward-looking statements contained in this presentation, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors. These factors include, but are not limited to, the ability of BancorpSouth to provide and market competitive products and services, the ability of BancorpSouth to manage growth and effectively serve an expanding customer and market base, changes in economic conditions, the ability of BancorpSouth to identify and enter new markets, changes in BancorpSouth’s operating or expansion strategy, changes in the national economy and in the economy in BancorpSouth’s market areas, the ability of BancorpSouth to attract, train and retain qualified personnel, changes in consumer preferences, geographic concentrations of BancorpSouth’s assets, the ability of BancorpSouth to implement and integrate new technologies, changes in business conditions, including, for example, changes in interest rates and regulatory changes, and other factors detailed from time to time in BancorpSouth’s press releases and filings with the Securities and Exchange Commission. BancorpSouth does not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this presentation. Unless otherwise noted, any quotes in this presentation can be attributed to company management.

A strong regional bank with roots dating back to 1876 ... 3/4 $13.2 billion in assets 3/4 A banking presence in 8 states 3/4 318 locations 3/4 A comprehensive line of financial products and services to individuals and to small-to mid-size businesses 3/4 Traditional banking and non-interest products 3/4 5th largest bank-owned insurance brokerageoperation Data as of December 31, 2009 Insurance ranking from Michael White Associates

Why BancorpSouth? “ “ BancorpSouth is well BancorpSouth is wellBancorpSouth is well- — positioned to continue to positioned to continue topositioned to continue to grow and perform at a high level. grow and perform at a high level.grow and perform at a high level. “ “ 1. We have a strong level of high quality capital. 9 Equity to Assets of 9.83% 9 Tangible Equity to Tangible Assets of 7.78% 2. Our business model has proven to be effectivein a variety of environments. 3. We have a strong and experienced managementteam. Data as of December 31, 2009

Growth Strategy “ “ We have demonstrated success in leveraging We have demonstrated success in leveragingWe have demonstrated success in leveraging capital to support quality growth. capital to support quality growth.capital to support quality growth. “ “ 3/4 Quality internal growth from new and existingmarkets 3/4 East Texas, West Louisiana, South Alabama, etc. 3/4 Opportunities for FDIC-assisted transactions 3/4 We have demonstrated success in acquiringcompanies that have transformed BancorpSouthinto a significant regional bank.

BXS

Acquisition examples include:

- ✓ First Mississippi National Corp. (1986) → Increased asset size by 71 percent
- ✓ Volunteer Bancorp (1992) → First interstate banking acquisition
- ✓ Stewart Sneed Hewes Group (1999) → Largest insurance brokerage in MS at time of purchase
- ✓ First United Bancshares (2000) → Increased asset size by 39 percent
- ✓ Signature Bank (2007) → Extended our footprint into Missouri

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Where We Are Today * Insurance office in Itasca, IL not shown

Planning for the Future “ “ We have continued to invest in our franchise by opening We have continued to invest in our franchise by openingWe have continued to invest in our franchise by opening 28 full 28 full28 full- — service branches in the last two years. service branches in the last two years.service branches in the last two years. “ “

Diversified Revenue Stream Net Interest Revenue 62% Noninterest Revenue 38% commissions Insurance card, and merchant 29% Mortgage lending 12% Credit card, debit fees 12% Service charges Other 26% 17% Trust income 4% Percentages based on YTD data as of December 31, 2009

Experienced Management Team 3/4 Sound understanding of economic and businesscycles 3/4 Market-specific leadership through regional and community presidents 3/4 Strong centralized support ensures superior credit quality and operational efficiency 3/4 Flexibility to manage diverse markets and adaptquickly to changing conditions

Financial Highlights

Balance Sheet Information As of December 31, 2009 2008% Change Total assets $13,201 $13,480 (2.1) % Total earning assets 11,946 12,210 (2.2) Total securities 1,994 2,316 (13.9) Loans, net of unearned discount 9,782 9,691 0.9 Allowance for credit losses (155) (133) 16.5 Total deposits 10,678 9,712 9.9 Short-term borrowings 743 1,897 (60.8) Common shareholders’ equity 1,298 1,240 4.7 Book value per share $15.55 $14.92 4.2% Dollars in millions, except per share amounts

Operating Results “ “ Consistently strong performance Consistently strong performanceConsistently strong performance in a challenging environment. in a challenging environment.in a challenging environment. “ “ Twelve Months Ended December 31, 2009 2008% Change Net interest revenue $445.5 $440.8 1.1% Provision for credit losses 89.7 56.2 59.6 Noninterest revenue 275.2 245.6 12.1 Noninterest expense 483.2 455.9 6.0 Income before income taxes 147.8 174.3 (15.2) Income tax provision 43.5 53.9 (19.3) Net income $104.3 $120.4 (13.4) % Net income per share: diluted $1.25 $1.45 (13.8) % Dollars in millions, except per share amounts

Net Interest Margin 4.00% 3.75% 3.50% 3.25% 3.00% 2.75% 3.83% 3.83%3.83% 3.25%3.25% Q3-06 Q4-06 Q1-07 Q2-07 Q3-07 Q4-07 Q1-08 Q2-08 Q3-08 Q4-08 Q1-09 Q2-09 Q3-09 Q4-09 BXS SNL Bank Peer Data from SNL Financial The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity.

Noninterest Revenue Twelve Months Ended December 31, 2009 2008 $ Change Insurance commissions $80.9 $86.7 ($5.8) Mortgage lending 32.2 2.1 30.1 Card and merchant fees 34.2 33.7 0.5 Service charges 72.9 77.1 (4.2) Trust income 9.7 9.3 0.4 Other 45.4 36.7 8.7 Total noninterest revenue $275.3 $245.6 $29.7 Dollars in millions

Noninterest Expense Twelve Months Ended December 31, 2009 2008 $ Change Salaries and employee benefits $278.7 $271.6 $7.1 Occupancy, net of rental income 42.1 39.8 2.3 Equipment 23.5 25.2 (1.7) Deposit insurance assessments 19.7 2.9 16.8 Other 119.2 116.4 2.8 Total noninterest expense $483.2 $455.9 $27.3 Dollars in millions

Earnings Per Share History $1.60 $1.20 $0.80 $0.40 $0.00 $1.43 $1.47 $1.57 $1.69 $1.45 $1.25 2004 2005 2006 2007 2008 2009

Deposits and Borrowings 4Q-08 6% 14% 32% 15% 28% “ ““ Demand deposits have risen Demand deposits have risenDemand deposits have risen 8.50% from 4Q 8.50% from 4Q8.50% from 4Q- — 08 to 4Q08 to 4Q- — 09.09. ”” 5% 4Q-09 32% 15% 36% 6% 6% 5% Demand -Non-Interest Demand — Interest CDs Savings Short-Term Borrowings Other Data based on Average Balances

Deposits “ ““ Strong growth in core deposits. Strong growth in core deposits.Strong growth in core deposits. ” ”” Total Deposits as of December 31 ($ in billions) $11.0 $10.0 $9.0 $8.0 $7.0 $6.0 $5.0 2004 2005 2006 2007 2008 2009 $9.1 $9.6 $9.7 $10.1 $9.7 $10.7 7% 7% 11% 8% 3% 17% TN TX AL AR LAMO MS as of December 31, 2009 47%

Loans “ ““ Net loan growth in a challenging economic environment. Net loan growth in a challenging economic environment.Net loan growth in a challenging economic environment. ”” Loans Net of Unearned Income as of December 31 ($ in billions) $11.0 $9.0 $7.0 $5.0 $3.0 $6.8 $7.4 $7.9 $9.2CAGR = 7.43% $9.7 $9.8 2004 2005 2006 2007 2008 2009 8% 7% 14% 11% MO LA AR ALTX TN MS 9% 7% as of December 31, 2009 44%

Non-Performing Assets / Assets (NPAs include non-accruing loans, restructured loans, loans 90+ days past due, and OREO) 4.00% 3.00% 2.00% 1.00% 0.00% 0.73% 1.53% 0.82% 2.18% 0.90% 2.56% 1.12% 3.06% 1.31% 3.43% 1.58% 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 12/31/09 BXS SNL Bank Peer Data from SNL Financial The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity.

Non-Performing Loans / Loans (NPLs include non-accruing loans, restructured loans, and loans 90+ days past due) 4.98% 5.00% 4.00% 3.00% 2.00% 1.00% 0.00% 0.68% 2.30% 0.66% 2.86% 0.76% 3.51% 1.00% 4.29% 1.14% 1.48% 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 12/31/09 BXS SNL Bank Peer Data from SNL Financial The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity.

Net Charge-Offs / Average Loans 4.00% 3.00% 2.00% 1.00% 0.00% Q3-08 Q4-08 Q1-09 Q2-09 Q3-09 Q4-09 0.45% 1.66% 0.57% 2.31% 0.54% 2.27% 0.55% 2.91% 0.68% 3.22% 1.01% BXS SNL Bank Peer Data from SNL Financial The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity.

Reserve Coverage of Non-Performing Loans (NPLs include non-accruing loans, restructured loans, and loans 90+ days past due) 300.00% 200.00% 100.00% 0.00% 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 12/31/09 198.16% 91.66% 207.45% 89.60% 182.39% 82.72% 142.05% 75.87% 129.70% 70.82% 106.72% BXS SNL Bank Peer Data from SNL Financial The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity.

Total Equity / Total Assets 11.00% 10.00% 9.00% 8.00% 7.00% 6/30/08 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 12/31/09 9.21% 8.50% 7.80% 9.34% 9.20% 8.74% 9.33% 9.25% 9.59% 9.51% 9.69% 9.65% 9.83% BXS SNL Bank BXS Equity is 100% Common EquityBXS Equity is 100% Common Equity Peer Data from SNL Financial The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity.

Tangible Common Equity / Tangible Assets 9.00% 8.00% 7.00% 6.00% 5.00% 4.00% 3.00% 7.12% 4.44% 7.25% 4.03% 7.15% 3.54% 7.29% 3.69% 7.53% 4.53% 7.64% 5.42% 7.78% 6/30/08 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 12/31/09 BXS SNL Bank Peer Data from SNL Financial The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity.

$0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 $0.45 $0.50 $0.55 $0.60 $0.65 $0.70 $0.75 $0.80 $0.85 $0.90 Dividend Growth Dividend Yield = 3.70% *Dividend Yield = 3.70% * 1983198419851986198719881989199019911992199319941995199619971998199920002001200220032004200520062007 20082009 Cash dividend per share of common stock * as of January 20, 2010

“ ““ A $10,000 investment in BancorpSouth A $10,000 investment in BancorpSouthA $10,000 investment in BancorpSouth in 1990 would be worth $103,879 today. in 1990 would be worth $103,879 today.in 1990 would be worth $103,879 today. ”” $140,000 $120,000 $100,000 $80,000 $60,000 $40,000 $20,000 $0 Jan-90 Jan-95 Jan-00 Jan-05 Jan-10 CAGR = 12.42% Values as of January 20, 1990 -2010 Accounts for stock splits and assumes dividend reinvestment Source: Bloomberg

Total Shareholder Return including dividends Periods ending 12/31/2009 15.0% 10.0% 5.0% 0.0% -5.0% -10.0% -15.0% -20.0% -25.0% 5 Year 10 Year 15 Year 0.4% -16.9% 2.8% -1.0% -3.9% 7.3% 8.0% 4.8% 10.6% S&P 500 Index S&P 500 Banks Index BXS Source: Bloomberg

Supplementary Slides

Loan Portfolio NPL as a Percent of Outstanding NPL Outstanding Commercial & Industrial $1,467 $7.0 0.48% Real Estate 7,551 130.8 1.73 Consumer Mortgages 2,017 31.1 1.54 Home Equity 550 2.5 0.45 Agricultural 262 2.2 0.82 Commercial & Industrial-Owner Occupied 1,450 11.6 0.80 Construction, Acquisition and Development 1,465 67.3 4.59 Commercial 1,807 16.3 0.90 Credit Cards 108 4.7 4.39 All Other 655 2.6 0.39 Total Loans $9,782 $145.1 1.48% as of December 31, 2009, dollars in millions

Real Estate Construction, Acquisition and Development NPL as a Percent of Outstanding NPL Outstanding Multi-Family Construction $8 $0.0 0.00% Condominiums 17 9.2 54.72 1-4 Family Construction 255 3.0 1.20 Recreation and All Other Loans 50 0.5 0.99 Commercial Construction 241 6.1 2.54 Commercial Acquisition and Development 283 5.5 1.95 Residential Acquisition and Development 612 42.8 7.00 Real Estate Construction, Acquisition and Development $1,465 $67.3 4.59% as of December 31, 2009, dollars in millions

Other Real Estate Owned by Type Residential A & D $29.2 Income Producing 9.7 1-4 Family Const. 8.0 Consumer Mortgage 6.8 C & I, Owner-occupied 5.1 Commercial A & D 3.2 HELOCs 0.7 Other 0.6 Recreation & All Other Land 0.5 Total $63.8 as of December 31, 2009, dollars in millions

BancorpSouth’s common stock is traded on the New York Stock Exchange under the symbol BXS. Additional information can be found at www.bancorpsouth.com . Investor Inquiries: William L. Prater Chief Financial Officer BancorpSouth, Inc. 662-680-2536 bill.prater@bxs.com

A Leading Regional Bank in the Mid-South A Leading Regional Bank in the Mid-South

Reconciliation of Non-GAAP Measures

	As of	As of	As of	As of	As of	As of	As of
	6/30/2008	9/30/2008	12/31/2008	3/31/2009	6/30/2009	9/30/2009	12/31/2009

(Period End Balances, Dollars in Thousands)

Shareholders’ Equity —> A	1,242,719	1,242,719	1,240,260	1,255,659	1,274,947	1,286,218	1,297,876
Assets —> B	13,300,728	13,300,728	13,480,218	13,458,364	13,297,819	13,271,873	13,200,584
Intangibles —> C	300,624	300,624	297,131	295,867	295,639	294,444	293,629
Tangible Equity —> D=A-C	942,095	942,095	943,129	959,792	979,308	991,774	1,004,247
Tangible Assets —> E=B-C	13,000,104	13,000,104	13,183,087	13,162,497	13,002,180	12,977,429	12,906,954

Total Equity / Total Assets (%) — > F=A/B	9.34%	9.34%	9.20%	9.33%	9.59%	9.69%	9.83%
Tangible Equity / Tangible Assets (%) — > G=D/E	7.25%	7.25%	7.15%	7.29%	7.53%	7.64%	7.78%